Exhibit 6

                     JOINT FILING AGREEMENT



In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the shares of common stock, par value $.001 per share of Applied Analytical Industries, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.

September 30, 1996

                              GS CAPITAL PARTNERS II, L.P.

                               By: GS Advisors, L.P.
                                   its general partner

                               By: GS Advisors, Inc.
                                   its general partner
                               By: /s/ Richard A. Friedman
                                   ------------------------
                                   Name:     Richard A. Friedman
                                   Title:    President

                              GS ADVISORS, L.P.

                               By: GS Advisors, Inc.
                                   its general partner
                               By: /s/ Richard A. Friedman
                                   ------------------------
                                   Name:     Richard A. Friedman
                                   Title:    President
                              GS CAPITAL PARTNERS II OFFSHORE,
                              L.P.

                               By: GS Advisors II (Cayman), L.P.,
                                   its general partner

                               By: GS Advisors II, Inc.
                                   its general partner
                               By: /s/ Richard A. Friedman
                                   ------------------------
                                   Name:     Richard A. Friedman
                                   Title:    President
                              GS ADVISORS II (CAYMAN), L.P

                               By: GS Advisors II, Inc.
                                   it general partner
                               By: /s/ Richard A. Friedman
                                   ------------------------
                                   Name:     Richard A. Friedman
                                   Title:    President
                              GS CAPITAL PARTNERS II (Germany)
                              C.L.P.

                               By: GOLDMAN, SACHS & CO., oHG,
                                   its managing partner

                               By: GOLDMAN, SACHS & CO.
                                   Finanz GmbH, its managing
                              partner

                               By: /s/ Richard A. Friedman
                                   ------------------------
                                   Name:     Richard A. Friedman
                                   Title:    Attorney-in-Fact

                              GOLDMAN, SACHS & CO. oHG

                               By: Goldman, Sachs & Co.
                                   Finanz GmbH, its managing
                              partner

                               By: /s/ Richard A. Friedman
                                   ------------------------
                                   Name:     Richard A. Friedman
                                   Title:    Attorney-in-Fact

                              GOLDMAN, SACHS & CO.

                               By: /s/ Richard A. Friedman
                                   ------------------------
                                   Name:     Richard A. Friedman
                                   Title:    General Partner

                              THE GOLDMAN SACHS GROUP, L.P.

                               By: /s/ Richard A. Friedman
                                   ------------------------
                                   Name:     Richard A. Friedman
                                   Title:    General Partner